UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 19, 2011
IXIA

(Exact name of registrant as specified in its charter)

California	000-31523	95-4635982

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26601 W. Agoura Road, Calabasas, California	91302

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 818.871.1800

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐ Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers	1
Item 5.07 Submission of Matters to a Vote of Security Holders	2
Item 9.01 Financial Statements and Exhibits	3
EX-10.1

i

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
     (e)
     Amended and Restated Ixia 2008 Equity Incentive Plan, as Amended
     On May 19, 2011, at the 2011 Annual Meeting of the Shareholders (the “2011 Annual Meeting”) of Ixia (the “Company”), the shareholders of the Company approved a Second Amendment (the “Second Amendment”) to the Amended and Restated Ixia 2008 Equity Incentive Plan, as amended (as so amended by the Second Amendment, the “2008 Plan”). The Company’s Board of Directors (the “Board”) had approved the Second Amendment on April 8, 2011, subject to shareholder approval.
     The amendments effected by the Second Amendment are described below:
•	Increase in Share Reserve. The Second Amendment increased the maximum number of shares available for future awards under the 2008 Plan by 7,650,000, to a total of 9,950,000 shares as of the date of the 2011 Annual Meeting.
•	Introduction of Fungible Share Reserve. As a result of the Second Amendment, the share reserve under the 2008 Plan became a “fungible share reserve” so that, with respect to grants made after December 31, 2010, the authorized share reserve is reduced by (i) one share for every one share subject to a stock option or share appreciation right granted under the 2008 Plan and (ii) two shares for every one share subject to a restricted stock unit or restricted stock award granted under the 2008 Plan. Similarly, each share that is credited back to the 2008 Plan (e.g., upon expiration of an unexercised option or forfeiture of an unvested restricted stock unit) after December 31, 2010 increases the share reserve by one share if the share has been the subject of an option or share appreciation right and by two shares if the share has been subject to a “full value award” (i.e., restricted stock units or restricted stock awards). As a result of the Second Amendment, the 2008 Plan no longer requires that no more than a total of 5,000,000 shares be issued pursuant to full value awards granted under the 2008 Plan.
•	Acquisitions and Combinations. As a result of the Second Amendment, the 2008 Plan now provides that in connection with acquisitions and combinations by the Company or its affiliates, the Company can grant awards under the 2008 Plan in substitution or exchange for awards (or rights to future awards) previously granted by the acquired or combined company without reducing the shares available under the 2008 Plan. Any shares subject to but not issued under any such substitute awards will not become available for other awards granted under the 2008 Plan. Also, in the event that a company acquired by the Company or any affiliate or with which the Company or any affiliate combines has a pre-existing plan approved by its shareholders that was not adopted in contemplation of the acquisition or combination, available shares under that plan may be used for 2008 Plan awards without reducing the shares available under the 2008 Plan.

Any such awards may only be made to persons who were not eligible to receive awards under the 2008 Plan prior to the acquisition or combination and may not be made after the date beyond which awards could not have been made under the terms of the pre-existing plan.
     The foregoing description of the 2008 Plan, including the Second Amendment, is qualified in its entirety by reference to the 2008 Plan, which is included as Exhibit 10.1 to this Current Report on Form 8-K (this “Form 8-K”).
Item 5.07 Submission of Matters to a Vote of Security Holders
     Set forth below is a brief description of each matter voted upon at the 2011 Annual Meeting held on May 19, 2011, and the voting results with respect to each such matter.
     1. A proposal to re-elect the following six directors to serve for a one-year term:

Director	Votes For	Votes Withheld	Broker Non-Votes
Laurent Asscher	60,883,124	1,945,858	3,232,330
Atul Bhatnagar	61,556,221	1,272,761	3,232,330
Jonathan Fram	58,516,720	4,312,262	3,232,330
Errol Ginsberg	61,552,687	1,276,295	3,232,330
Gail Hamilton	60,544,315	2,284,667	3,232,330
Jon F. Rager	59,667,064	3,161,918	3,232,330
     2. A proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers:

Votes For	Votes Against	Abstentions	Broker Non-Votes
62,379,368	436,466	13,148	3,232,330
     3. A proposal to vote, on an advisory basis, on the frequency of future advisory votes on executive compensation:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
60,850,234	160,202	1,813,373	5,173	3,232,330

     4. A proposal to approve an amendment to the Amended and Restated Ixia 2008 Equity Incentive Plan, as amended:

Votes For	Votes Against	Abstentions	Broker Non-Votes
45,825,133	16,991,799	12,050	3,232,330
     5. A proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011:

Votes For	Votes Against	Abstentions
65,789,945	268,736	2,631
     Pursuant to the foregoing votes, (i) Messrs. Asscher, Bhatnagar, Fram, Ginsberg and Rager and Ms. Hamilton were re-elected to serve as directors for a one-year term, (ii) the shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers, (iii) the shareholders approved, on an advisory basis, the holding of future advisory votes on executive compensation on an annual basis, (iv) the amendment to the Amended and Restated Ixia 2008 Equity Incentive Plan, as amended, was approved and adopted, and (v) the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011 was ratified.
Item 9.01. Financial Statements and Exhibits
     (d) Exhibits
          The following Exhibit is filed as a part of this Current Report on Form 8-K:

Exhibit No.	Description
10.1	Amended and Restated Ixia 2008 Equity Incentive Plan, including Amended and Restated First Amendment dated as of May 4, 2011 and Second Amendment dated as of April 8, 2011

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ixia
Dated: May 25, 2011	By:	/s/ Ronald W. Buckly
Ronald W. Buckly
Senior Vice President, Corporate Affairs and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amended and Restated Ixia 2008 Equity Incentive Plan, including Amended and Restated First Amendment dated as of May 4, 2011 and Second Amendment dated as of April 8, 2011